EXHIBIT 10.3



                    Property Management Agreement Subcontract

     This Property Management Agreement Subcontract (the "Agreement") is made as of February 1, 1999 by and among Apple REIT VII Limited Partnership, a Virginia limited partnership trading as Grayson Square Apartments ("Apple"), Apple Residential Management Group, Inc., a Virginia corporation ("ARMG"), and Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone") and provides:

                                    RECITALS


A. As of the date of this Agreement, Apple and ARMG are parties to a Property Management Agreement more particularly described on Exhibit A hereto pursuant to which ARMG has agreed to provide certain property management services to Apple, as more particularly described in such agreement (the "Property Management Agreement").

B. ARMG desires to delegate and assign to Cornerstone, and Cornerstone desires to accept the delegation and assignment from ARMG of, all of ARMG's duties, obligations, rights, powers and benefits under the Property Management Agreement attributable to the period beginning on the date of this Agreement, and Apple is willing to consent to such delegation and assignment, as more particularly set forth below.

     NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties agree as follows:

1. ARMG does hereby delegate and assign to Cornerstone all of ARMG's duties, obligations, rights, powers and benefits under the Property Management Agreement (including any renewal or extension thereof) attributable to the period beginning on the date of this Agreement. Cornerstone accepts such delegation and assignment. The intent of such delegation and assignment is to impose upon Cornerstone all duties and obligations of ARMG under the terms of the Property Management Agreement attributable to the period beginning on the date of this Agreement, and to confer upon Cornerstone all of the correlative rights, powers and benefits (including without limitation, the right to receive all fees and expense reimbursements) conferred by or provided for in the Property Management Agreement, and this Agreement shall be interpreted and construed consistently with such intent. For so long as this Agreement remains in effect, the term "Manager," as used in the Property Management Agreement as to which the delegation and assignment described herein is effective shall be deemed to refer to Cornerstone, unless the context clearly requires otherwise.

2.   Apple consents to the delegation and assignment referred to in Section 1.

3. Cornerstone may, by written notice delivered to ARMG and Apple at 306 East Main Street, Richmond, Virginia 23219, Attention: Glade M. Knight, terminate the delegation and assignment described herein as to the Property Management Agreement.


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



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first written above.

                                      APPLE REIT VII LIMITED PARTNERSHIP,
                                         a Virginia limited partnership

                                      By:  Apple General, Inc., General Partner

                                      By:   /s/ S. J.  Olander
                                            -----------------------------------

                                      Title: Vice President
                                             ----------------------------------


                                      APPLE RESIDENTIAL MANAGEMENT
                                         GROUP, INC., a Virginia corporation

                                      By:   /s/ S. J. Olander
                                            -----------------------------------

                                     Title: Secretary
                                            -----------------------------------


                                      CORNERSTONE REALTY INCOME TRUST,
                                         INC., a Virginia corporation

                                      By:    /s/ S. J. Olander
                                             ----------------------------------

                                      Title: Chief Financial Officer
                                             ----------------------------------








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


                                    Exhibit A

                  Description of Property Management Agreement
                             between Apple and ARMG

Property Management Agreement dated as of February 1, 1999 pertaining to Grayson Square Apartments.


















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